UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - August 24, 2004
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                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


              Maryland                                  22-3297339
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)


622 Eagle Rock Avenue, West Orange, New Jersey                        07052-2989
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 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (973) 669-7366
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Item 4.01 Changes in Registrant's Certifying Accountants

     On August 24, 2004, PennFed Financial Services, Inc. engaged KPMG LLP as its principal accountants for the fiscal year ending June 30, 2005, and chose not to renew the engagement of Deloitte & Touche LLP, which is currently serving as the Company's independent auditors. Deloitte & Touche LLP will complete its audit and other work related to its engagement for the fiscal year ended June 30, 2004. The decision to change accountants was approved by the Audit Committee of the Board of Directors, which subsequently advised the Board of Directors of its decision.

     In connection with the audits of the two fiscal years ended June 30, 2003, and the subsequent interim period through August 24, 2004, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction,would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In connection with the audits of the two fiscal years ended June 30, 2003, and the subsequent interim period through August 24, 2004, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)) with Deloitte & Touche LLP.

     The audit reports of Deloitte & Touche LLP on the consolidated financial statements of PennFed Financial Services, Inc. as of and for the years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company requested that Deloitte & Touche furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in this Form 8-K, and if not, stating the respects in which they do not agree. A copy of this letter, dated August 25, 2004, is filed as
Exhibit 16 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits
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     (c)  Exhibits

          16 Letter re change in certifying accountants: Letter of Deloitte & Touche LLP dated August 25, 2004






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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PENNFED FINANCIAL SERVICES, INC.



Date: August 25, 2004                           By: /s/ Joseph L. LaMonica
                                                    ----------------------------
                                                    Joseph L. LaMonica
                                                    President and Chief
                                                    Executive Officer